                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13, OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                       OCTOBER 7, 1999 (OCTOBER 4, 1999)




                           AREA BANCSHARES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Kentucky                       0-26032                        61-0902343
--------------------------------------------------------------------------------
(State or other          (Commission File Number)               (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)



    230 Frederica Street, Owensboro, KY                           42301
--------------------------------------------------------------------------------
   (Address of principal executive office)                      (Zip code)


Registrant's telephone number, including area code:  (270) 926-3232
                                                     --------------



                                 Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)








                     The Current Report consists of 5 pages.
                     The exhibit index is located on page 4.

Item 5.  Other Events

         On October 4, 1999, Area Bancshares Corporation ("Area") announced the signing of definitive agreements providing for Area's purchase of the investment business currently operated by Thomas Eifler, Sr. and Thomas Eifler, Jr. in Louisville, Kentucky. Under the terms of the agreements, the Eiflers will become associated with Area Services, Inc., a wholly owned subsidiary of Area Bancshares Corporation, and will manage the company's non-deposit investment product line under the name Area Investment Services.

                  A copy of the press release is attached hereto as Exhibit 99-1, and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits


         C.  Exhibits

                      Exhibit No.                        Description
                      -----------                        -----------
                         99-1               Press release dated October 4, 1999

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Area Bancshares Corporation



DATE:  October 7, 1999                    By:      /s/ John A. Ray
                                               -----------------------------
                                                   John A. Ray
                                                   Executive Vice President,
                                                   Chief Operating Officer &
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS

   Exhibit Number                Exhibit Description                    Page
   --------------                -------------------                    ----
        99-1             Press release dated October 4, 1999              5